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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                IMRglobal Corp.
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                (Name of Registrant as Specified In Its Charter)

                                 CGI GROUP INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
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                                                 Filer: CGI Group Inc.
                                       Subject Company: IMRglobal Corp.

                                                    Commission File No.: 1-14858

This communication is filed pursuant to Rules 165 and 425 promulgated under the Securities Act of 1933, as amended.

PRESS RELEASE                                          FOR IMMEDIATE PUBLICATION

            IMRGLOBAL AND CGI GROUP REJECT CLASS ACTION AS MERITLESS

MONTREAL AND CLEARWATER, FLORIDA, July 20, 2001 - IMRglobal Corp. (Nasdaq:IMRS) (IMRglobal) and CGI Group Inc. (NYSE:GIB; TSE:GIB.A) (CGI) announced that a lawsuit has been filed against IMRglobal and its directors, alleging breaches of fiduciary duty in connection with IMRglobal's pending merger with CGI.

The suit, which was filed in state court in Florida, is seeking class action status on behalf of all shareholders of IMRglobal. The suit alleges that the terms of the pending merger with CGI will produce an unfairly low price and that certain personal benefits to be received by IMRglobal's directors in connection with the merger caused IMRglobal to approve the merger with CGI. The suit seeks either injunctive or monetary relief.

Satish Sanan, chairman and chief executive officer of IMRglobal, stated: "The claims made in this lawsuit are entirely without merit. The proposed merger with CGI is clearly the best alternative available to IMRglobal and is fair and in the best interests of IMRglobal shareholders. We intend to proceed with the merger with CGI without delay and to vigorously oppose this unfounded legal action."

Under the terms of the merger agreement, announced on February 21, 2001, IMRglobal shareholders will receive 1.5974 Class A Subordinate Shares of CGI for each share of IMRglobal Common Stock.

The transaction will position CGI as the fourth largest independent IT services company in North America, with close to 13,000 employees. CGI will serve more than 3,000 clients in the US, Canada, the United Kingdom, France, India, Japan, and Australia from more than 60 offices in 24 countries. Completion of the transaction requires that a majority of IMRglobal shares outstanding be voted in favor of the transaction at a special meeting of IMRglobal shareholders, which is scheduled for July 27, 2001 in New York City. The transaction is expected to be completed shortly after shareholder approval.

ABOUT IMRGLOBAL

IMRglobal is a global provider of end-to-end information technology (IT) services to Fortune 500 and Global 2000 companies in six vertical industries: financial services, healthcare, government, utilities, retail & distribution and manufacturing/distribution. IMRglobal's services include business consulting, e-business, software development, application management and professional services. IMRglobal maintains corporate headquarters in the United States and country headquarters in France, the United Kingdom, India, Japan, Canada and Australia. IMRglobal's shares are listed on Nasdaq (IMRS). For more information on IMRglobal, visit WWW.IMRGLOBAL.COM.
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ABOUT CGI

Founded in 1976, CGI is the fifth largest independent information technology services firm in North America, based on its headcount of more than 10,000 professionals. CGI's order backlog totals approximately US$5.3 billion (CDN$8.2 billion) and its revenue run-rate is close to US$1 billion (CDN$1.5 billion). CGI provides end-to-end IT services and business solutions to 2,500 clients in the United States, Canada and more than 20 countries around the world. CGI's shares are listed on the NYSE (GIB), as well as on the TSE (GIB.A). They are included in the Toronto Stock Exchange's TSE 300 index as well as the S&P/TSE Canadian Information Technology index. Web site: www.cgi.ca.

ALL STATEMENTS IN THIS PRESS RELEASE THAT DO NOT DIRECTLY AND EXCLUSIVELY RELATE TO HISTORICAL FACTS CONSTITUTE "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE (BUT ARE NOT LIMITED TO) THOSE IDENTIFIED BY THE USE OF THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "INTEND," AND SIMILAR EXPRESSIONS, INCLUDING ANY STATEMENTS RELATING TO THE EXPECTED VALUE OF THE CONSIDERATION THAT IMRGLOBAL SHAREHOLDERS WILL RECEIVE ON THE CLOSING DATE, THE EXPECTED DATE THE PROXY STATEMENT WILL BE MAILED TO IMRGLOBAL SHAREHOLDERS AND THE EXPECTED DATE OF IMRGLOBAL SHAREHOLDERS SPECIAL MEETING. THESE FORWARD-LOOKING STATEMENTS REPRESENT CGI GROUP INC.'S AND IMRGLOBAL CORP.'S CURRENT INTENTIONS, PLANS, EXPECTATIONS, AND BELIEFS, AND ARE SUBJECT TO RISKS, UNCERTAINTIES, AND OTHER FACTORS, OF WHICH MANY ARE BEYOND THE CONTROL OF CGI GROUP INC. OR IMRGLOBAL CORP. THESE FACTORS COULD CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CGI GROUP INC. OR IMRGLOBAL CORP. TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS.

THESE FACTORS INCLUDE AND ARE NOT RESTRICTED TO, COSTS RELATED TO THE MERGER, FAILURE OF IMRGLOBAL SHAREHOLDERS TO APPROVE THE MERGER, THE RISK THAT THE EXPECTED BENEFITS OF THE MERGER MAY NOT BE REALIZED, THIRD PARTIES MAY TERMINATE OR ALTER EXISTING CONTRACTS IF NECESSARY CONSENTS ARE NOT OBTAINED, THE TIMING AND SIZE OF CONTRACTS, ACQUISITIONS AND OTHER CORPORATE DEVELOPMENTS AND MERGER AND ACQUISITION STRATEGY, THE ABILITY TO ATTRACT AND RETAIN QUALIFIED EMPLOYEES, MARKET COMPETITION IN THE RAPIDLY-EVOLVING INFORMATION TECHNOLOGY INDUSTRY, GENERAL ECONOMIC AND BUSINESS CONDITIONS, VARIABILITY IN OPERATING RESULTS, POTENTIAL COST OVERRUNS ON FIXED-PRICE PROJECTS, AND OTHER RISKS IDENTIFIED IN CGI GROUP INC.'S FORM F-4 REGISTRATION STATEMENT, WHICH INCLUDES THE PROXY STATEMENT/PROSPECTUS FOR THE IMRGLOBAL SHAREHOLDERS SPECIAL MEETING, AND IN CGI'S ANNUAL OR PERIODIC REPORTS OR FORMS 40-F (INCLUDING THE RISKS DESCRIBED IN THE MANAGEMENT'S DISCUSSION AND ANALYSIS (MD&A)) FILED WITH THE U.S. SECURITIES & EXCHANGE COMMISSION, CGI GROUP INC.'S ANNUAL INFORMATION FORM FILED WITH CANADIAN SECURITIES COMMISSIONS, AND IMRGLOBAL CORP.'S PERIODIC FILINGS WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934. ALL OF THE RISK FACTORS INCLUDED IN THESE FILED DOCUMENTS ARE INCLUDED HEREIN BY REFERENCE. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE MADE ONLY AS OF THE DATE OF THIS DOCUMENT. CGI GROUP INC. AND IMRGLOBAL CORP. EACH DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

INVESTORS ARE URGED TO READ THE RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC BY CGI GROUP INC. AND IMRGLOBAL CORP. IN CONNECTION WITH THE MERGER, INCLUDING THE PROXY STATEMENT/PROSPECTUS INCLUDED IN THE CGI REGISTRATION STATEMENT ON FORM F-4, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER, INCLUDING THE IDENTITIES OF THE PARTICIPANTS IN ANY SOLICITATION OF PROXIES OR CONSENTS FROM IMRGLOBAL CORP. SHAREHOLDERS AND A DESCRIPTION OF SUCH PARTICIPANTS' INTERESTS IN ANY SUCH SOLICITATION. YOU CAN OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY CGI GROUP INC. AND IMRGLOBAL CORP. IN CONNECTION WITH THE MERGER AT THE SEC'S WEBSITE, WWW.SEC.GOV. INVESTORS AND SHAREHOLDERS MAY ALSO OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CGI AND IMRGLOBAL BY CONTACTING THE CGI INVESTOR RELATIONS DEPARTMENT AT (514) 841-3230 AND IMRGLOBAL INVESTOR RELATIONS DEPARTMENT AT (727) 467-8163. CGI, IMRGLOBAL AND THEIR DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM SHAREHOLDERS OF IMRGLOBAL IN FAVOR OF THE MERGER. IF YOU ARE INTERESTED IN OBTAINING INFORMATION ON THE CGI AND IMRGLOBAL DIRECTORS AND EXECUTIVE OFFICERS, INCLUDING THEIR INTERESTS, IF ANY, IN IMRGLOBAL COMMON STOCK, YOU ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS.
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FOR MORE INFORMATION:

CGI
Investor inquiries                                   Media inquiries
Ronald White                                         Eileen Murphy
Director, investor relations                         Director, media relations
(514) 841-3230                                       (514) 841-3430

IMRGLOBAL
Vincent Addonisio
Executive vice president and chief administrative officer
Tel:  (727) 467-8000